                                                                    Exhibit 99.2

                                                                  EXECUTION COPY

                             STOCKHOLDERS AGREEMENT

         AGREEMENT dated May 27, 1999 among INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership, BRN PROPERTIES LIMITED PARTNERSHIP, an Arizona limited partnership, Arturo R. Moreno, Carole D. Moreno and William S. Levine (each a "Stockholder," and collectively, the "Stockholders").

                              W I T N E S S E T H:

         WHEREAS, concurrently herewith, Infinity, Burma Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Infinity ("Burma Acquisition") and Outdoor Systems, Inc., a Delaware corporation ("OSI"), are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Burma Acquisition will be merged with and into OSI and OSI shall continue as the surviving corporation (the "Merger");

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Infinity and Burma Acquisition have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. For purposes of this Agreement:

         (a) "OSI Common Stock" shall mean at any time, collectively, the Common Stock, par value $.01 per share, of OSI. In the event of a stock dividend or distribution, or any change in the OSI Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "OSI Common Stock" shall be deemed to refer to and include all such stock dividends and distributions and any shares into which or for which any or all of the shares of OSI Common Stock may be changed or exchanged.

         (b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

         (c) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities

Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

         2. Provisions Concerning OSI Common Stock. Each Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of OSI Common Stock, however called, or in connection with any written consent of the holders of OSI Common Stock, such Stockholder shall (x) vote (or cause to be voted) all Owned Shares (as hereinafter defined) and all shares of OSI Common Stock such Stockholder may acquire after the date of this Agreement as a result of exercise of stock options or otherwise, and (y) exercise their rights to vote (or cause to be voted) the M-K Link Shares (as hereinafter defined) pursuant to the M-K Link Stockholders' Agreement (as hereinafter defined) in the following manner:
(i) in favor of the Merger, and the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof;
(ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of OSI under the Merger Agreement or this Agreement; and (iii) except as otherwise expressly agreed to in writing in advance by Infinity, against (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving OSI or its subsidiaries (other than the Merger and the transactions contemplated by the Merger Agreement); (B) a sale, lease or transfer of a material amount of assets of OSI or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of OSI or its Subsidiaries; (C) any change in a majority of the persons who constitute the board of directors of OSI; (D) any change in the present capitalization of OSI, or any amendment of OSI's certificate of incorporation or bylaws; (E) any other material change in OSI's corporate structure or business; or (F) any other action involving OSI or its subsidiaries which is intended, or could in any manner be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement including, without limitation, any action to approve or facilitate any other Acquisition Proposal (as defined in Section 5.5(c) of the Merger Agreement). No Stockholder shall enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2.

         3. Additional Agreements of CEO. Arturo R. Moreno ("CEO") holds validly issued and outstanding options (the "CEO Options") to acquire 17,642,632 shares of OSI Common Stock, of which options to purchase 15,063,578 shares are currently exercisable. CEO shall not exercise the CEO Options prior to the Effective Time.

         4. Other Covenants, Representations and Warranties of the Stockholders. Each Stockholder hereby covenants, represents and warrants to Infinity as follows:

         (a) Ownership of Shares. (i) Such Stockholder is the beneficial owner of the number of shares of OSI Common Stock set forth opposite such Stockholder's name


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on Schedule I hereto under the heading "Owned Shares" (collectively, the "Owned
Shares"). On the date hereof, the number of shares set forth opposite such Stockholder's name on Schedule I hereto under the heading "Owned Shares" constitute all of the shares of OSI Common Stock beneficially owned by such Stockholder, except for up to 321,000 shares held by the William S. and Ina Levine Foundation and up to 50,000 shares held by the Arturo R. and Carole Moreno Foundation. With respect to such Stockholder's Owned Shares, such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement, except that CEO shares such power with his spouse, as joint tenants with right of survivorship, with respect to 3,429,396 Owned Shares, as indicated on Schedule I hereto.

         (ii) The Stockholders have the right to vote the shares of OSI Common Stock owned by M-K Link Investments Limited Partnership and certain transferees thereof (collectively, "M-K Link") (such shares of OSI Common Stock owned by M-K Link are hereinafter referred to as the "M-K Link Shares") pursuant to the Stockholders' Agreement dated as of April 15, 1996, among William S. Levine, CEO and M-K Link, as amended (the "M-K Link Stockholders' Agreement"). To the best knowledge of the Stockholders, as of the date hereof, the numbers of M-K Link Shares remaining subject to the M-K Link Stockholders' Agreement is as set forth on Schedule I.

         (b) Power; Binding Agreement. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any voting agreement, partnership agreement, stockholders agreement (including the M-K Link Stockholders' Agreement) or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby. If such Stockholder is married and such Stockholder's Owned Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms.

         (c) No Conflicts. Except for filings, permits, authorizations, consents and approvals under the federal securities laws and the HSR Act, if applicable,
(i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or


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compliance by such Stockholder with any of the provisions hereof shall (A)
conflict with or result in any breach of any applicable organizational documents applicable to such Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

         (d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, such Stockholder's Owned Shares and the certificates representing such Owned Shares are now, and at all times during the term hereof will be, held of record by such Stockholder, by a nominee or custodian for the benefit of such Stockholder or by a nominee of a commercial bank or by a broker-dealer (for purposes of providing collateral existing on the date hereof for lines of credit or cover for margin purposes), free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except (x) for any such encumbrances or proxies arising hereunder in favor of Infinity and
(y) any such pledges or encumbrances existing on the date hereof in connection with lines of credit or margin loans obtained by such Stockholder.

         (e) No Finder's Fees. No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

         (f) No Solicitation. Such Stockholder shall not, in his or its capacity as a stockholder of OSI, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Infinity or any affiliate of Infinity) with respect to OSI that constitutes an Acquisition Proposal. If any Stockholder receives any such inquiry or proposal, then such Stockholder shall promptly inform Infinity of the existence thereof. Each Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing in his or its capacity as a stockholder of OSI.

         (g) Restriction on Transfer of Shares, Proxies and Non-Interference. Except as contemplated by this Agreement or the Merger Agreement, no Stockholder shall, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (any such action being referred to herein as a "Disposition"), any or all of such Stockholder's Owned Shares or any interest therein; (ii) except as contemplated by or permitted by this Agreement, grant any


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proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement. Each Stockholder agrees with, and covenants to, Infinity that such Stockholder shall not request that OSI register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Owned Shares, unless such transfer is permitted by and made in compliance with this Agreement.

         (h) Rights of First Refusal. Beginning on the date hereof and ending on the first to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, the Stockholders shall promptly forward to Infinity all notices received and promptly notify Infinity of all communications regarding their rights of first refusal contained in the M-K Link Stockholders' Agreement.

         (i) Restriction on Transfer of Shares of Infinity Common Stock. Each Stockholder agrees not to effect any Disposition of an aggregate number of shares or Infinity Common Stock received by such Stockholder (x) in the Merger or (y) following the Effective Time, upon the exercise or payment of OSI Stock Options assumed by Infinity pursuant to the Merger Agreement (such shares are collectively referred to as the "Restricted Shares") in excess of:

                  (i) during the first year following the Effective Time, Restricted Shares having a fair market value measured at the time of sale not to exceed $100 million in the aggregate; and

                  (ii) during the second year following the Effective Time, a number of Restricted Shares equal to the sum of (A) 50% of the total number of Restricted Shares held on the first anniversary of the Effective Time, plus (B) Restricted Shares having a fair market value not to exceed $100 million, less the aggregate fair market value measured at the time of sale of Restricted Shares sold pursuant to clause (i) of this Section 4(i).

         Notwithstanding clauses (i) and (ii) of this 4(i) and in addition to any Dispositions in accordance with said clauses (i) and (ii):

                  (x) William S. Levine and Levine Investments Limited Partnership may effect Dispositions of additional Owned Shares as security for borrowing or margin loans from commercial lenders or broker-dealers up to a maximum number of Owned Shares with a fair market value which, when added to the then fair market value of other Owned Shares pledged or encumbered after the Effective Time in connection with similar borrowings or margin loans, will not exceed $125 million; and

                  (y) Arturo R. Moreno and BRN Properties Limited Partnership may effect Dispositions of additional Owned Shares as security for


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         borrowings or margin loans from commercial lenders or broker-dealers up to a maximum number of Owned Shares with a fair market value which, when added to the then fair market value of other Owned Shares pledged or encumbered after the Effective Time in connection with similar borrowings or margin loans, will not exceed $100 million.

         The parties hereto agree that all restrictions on Dispositions under this Agreement shall terminate on the third anniversary of the Effective Time.

         (j) Reliance by Infinity and Burma Acquisition. Each Stockholder understands and acknowledges that Infinity and Burma Acquisition are entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         5. Representations and Warranties of Infinity. Infinity hereby represents and warrants to each Stockholder that Infinity has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Infinity will not violate any other material agreement to which Infinity is a party. In addition, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by the board of directors of Infinity and (ii) do not and will not violate any provision of the certificate of incorporation or by-laws of Infinity. This Agreement has been duly and validly executed and delivered by Infinity and constitutes a valid and binding agreement of Infinity, enforceable against it in accordance with its terms.

         6. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         7. Termination. The covenants and agreements contained herein shall terminate (i) in the event the Merger Agreement is terminated in accordance with its terms, upon such termination and (ii) in the event the Merger is consummated, at the Effective Time, except that the provisions of Section 4(i) hereof shall survive any such termination, provided, in each case, that the provisions of Section 10 hereof shall survive any termination of this Agreement, and provided, further, that no termination of this Agreement shall relieve any party of liability for a breach hereof.

         8. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of OSI makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in his or her capacity as the record or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Owned Shares, and as the beneficiary of contractual rights with respect to the M-K Link Shares.


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         9. Sophistication. Each Stockholder acknowledges that such Stockholder is an informed and sophisticated investor and, together with such Stockholder's advisors, has undertaken such investigation as they have deemed necessary, including the review of the Merger Agreement and this Agreement, to enable such Stockholder to make an informed and intelligent decision with respect to the Merger Agreement and this Agreement and the transactions contemplated thereby and hereby.

         10. Confidentiality. Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such party's counsel and advisors, if any) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party's counsel advises are necessary in order to fulfill such party's obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

         11. Miscellaneous.

         (a) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         (b) Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Owned Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Owned Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, guardians, administrators or successors; provided, that following the Effective Time or termination of the Merger Agreement, this Agreement shall not be binding on any purchaser of Owned Shares in an open market transaction. Notwithstanding any transfer of Owned Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

         (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party; provided, that Infinity may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Infinity, but no such assignment shall relieve Infinity of its obligations hereunder if such assignee does not or cannot perform such obligations and, notwithstanding the foregoing, Infinity shall remain liable for its obligations under Section 10 hereof.

         (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Stockholders, except upon the execution and delivery of a written agreement


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executed by the relevant parties hereto; provided, that Schedule I hereto may be supplemented by Infinity by adding the name and other relevant information concerning any stockholder of OSI who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

         (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to a Stockholder:  At the address set forth on Schedule I hereto

         copy to:              Powell, Goldstein, Frazer & Murphy LLP,
                               Sixteenth Floor
                               191 Peachtree Street, N.E.
                               Atlanta, Georgia 30303
                               Attention:  William B. Shearer, Jr., Esq.
                               Facsimile: (404) 572-5958

         If to Infinity:       Infinity Broadcasting Corporation
                               51 West 52nd Street - 35th Floor
                               New York, New York 10019
                               Attention:  Louis J. Briskman, Esq.
                               Facsimile: (212) 597-4031

         copy to:              Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, New York 10153
                               Attention:  Howard Chatzinoff, Esq.
                               Facsimile: (212) 310-8007

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.


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         (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

         (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         (l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware or the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (l) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the States of Delaware or New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

         (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


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
         (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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         IN WITNESS WHEREOF, Infinity and each Stockholder have caused this
Agreement to be duly executed as of the day and year first above written.

                                   INFINITY BROADCASTING CORPORATION


                                        By: /s/ Farid Suleman
                                            ____________________________________
                                            Name: Farid Suleman
                                            Title: Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


                                   STOCKHOLDERS

                                   /s/ William S. Levine
                                   ________________________________________
                                   William S. Levine


                                   /s/ Arturo R. Moreno
                                   ________________________________________
                                   Arturo R. Moreno


                                   /s/ Carole D. Moreno
                                   ________________________________________
                                   Carole D. Moreno


                                   LEVINE INVESTMENTS LIMITED PARTNERSHIP
                                   By:  William S. Levine,
                                        Its Sole General Partner


                                        /s/ William S. Levine
                                        ___________________________________
                                        William S. Levine


                                   BRN PROPERTIES LIMITED PARTNERSHIP
                                   By:  Arturo R. Moreno,
                                        Its Sole General Partner


                                        /s/ Arturo R. Moreno
                                        ___________________________________
                                        Arturo R. Moreno


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                                  SCHEDULE I TO

                             STOCKHOLDERS AGREEMENT

                                  Owned Shares

                                                              Shares of
Name of Stockholder                                       OSI Common Stock
-------------------                                       ----------------
LEVINE INVESTMENTS LIMITED PARTNERSHIP                       29,733,321

WILLIAM S. LEVINE                                                   225

ARTURO R. MORENO                                              6,677,785(1)
ARTURO R. MORENO AND CAROLE MORENO, as joint tenants          3,429,396
         with rights of survivorship

BRN PROPERTIES LIMITED PARTNERSHIP                            4,121,266

                                 M-K Link Shares

M-K LINK INVESTMENTS LIMITED PARTNERSHIP                      4,348,206

(1) An additional 15,063,578 shares are subject to options exercisable by CEO within 60 days.


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ADDRESS FOR STOCKHOLDERS


Mr. William S. Levine
Pacific Companies
1702 East Highland Avenue
Suite 310
Phoenix, Arizona 85016
Facsimile:  (602) 248-0884

AND

Mr. Arturo R. Moreno
Outdoor Systems, Inc.
2502 N. Black Canyon Highway
Phoenix, Arizona  85009
Facsimile:  (602) 269-8867

With a copy to:

Powell, Goldstein, Frazer & Murphy LLP
Sixteenth Floor
191 Peachtree Street, N.E.
Atlanta, Georgia  30303
Facsimile:  (404) 572-5958


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